Exhibit 10.1

COMMITMENT INCREASE REQUEST

THIS Commitment Increase Request, dated as of February 23, 2017 (this “Commitment Increase Request”), is made pursuant to Section 1.2(e) of that certain Receivables Purchase Agreement, dated as of January 10, 2013, as amended by the First Amendment to Receivables Purchase Agreement, dated as of August 20, 2013, the Second Amendment to Receivables Purchase Agreement, dated as of December 13, 2013, the Third Amendment to Receivables Purchase Agreement, dated as of December 12, 2014 the Fourth Amendment to Receivables Purchase Agreement, dated as of December 11, 2015 and the Fifth Amendment to Receivables Purchase Agreement dated as of December 9, 2016 (as so amended, and as otherwise modified, supplemented, amended or amended and restated from time to time, the “Agreement”), each by and among TARGA RECEIVABLES LLC, as seller (the “Seller”), TARGA RESOURCES PARTNERS LP (“Targa”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity and any successor servicer designated in accordance with the terms of the Agreement, the “Servicer”), the various CONDUIT PURCHASERS party thereto from time to time, the various COMMITTED PURCHASERS party thereto from time to time, the various PURCHASER AGENTS party thereto from time to time, the various LC Participants party thereto from time to time, and PNC BANK, NATIONAL ASSOCIATION, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as LC BANK, is by and among the parties listed above. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings assigned to such terms in the Agreement.

R E C I T A L S

WHEREAS, the Seller has requested that the Administrator, the PNC Purchaser Group and PNC Bank, National Association (“PNC”), as Purchaser consent to an increase in its Commitment in accordance with the terms of Section 1.2(e) of the Agreement;

WHEREAS, subject to the terms hereof, the Seller, the Administrator, the Purchaser Agent for the PNC Purchaser Group and PNC, as Purchaser wish to increase the Commitment of the PNC Purchaser Group as provided herein.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.    Increase in Commitment.

1.1.    Upon the satisfaction of the conditions set forth herein, the Commitment of the PNC Purchaser Group shall be increased to $250,000,000 and accordingly, the reference to “$175,000,000” set forth below PNC’s signature to the Agreement shall be deemed to be a reference to the new Commitment of the PNC Purchaser Group of “$250,000,000”.

1.2.    As provided in Section 1.2(e) of the Agreement, the Purchase Limit shall automatically increase by the amount of the increase in the Commitment consummated hereunder and shall equal $350,000,000 after giving effect to this Commitment Increase Request.

Section 2.    Representations and Warranties of the Seller and Targa. (i) The Seller makes the representations and warranties contained in Sections 1 and 3 of Exhibit III to the Agreement, and (ii) Targa makes the representations and warranties in Section 2 of Exhibit III to the Agreement, in each case, as of the Effective Date (as defined below) (unless any such representation or warranty expressly indicates it is being made as of another specific date), both before and immediately after giving effect to this Commitment Increase Request.

Section 3.    Agreement in Full Force and Effect. All of the terms and conditions of the Agreement shall remain in full force and effect.

Section 4.    Effectiveness. This Commitment Increase Request shall become effective in accordance with its terms as of the date hereof (the “Effective Date”) upon receipt by the Administrator of:

(i)    counterparts of this Commitment Increase Request executed by the Seller, the Servicer, the Administrator, the Purchaser Agent for the PNC Purchaser Group, and PNC, as Purchaser;

(ii)    a duly executed copy of the Commitment Increase Fee Letter, dated as of the date hereof;

(iii)    a certificate from an authorized officer of the Seller certifying that the resolutions previously certified to the Purchasers remain in force.

Section 5.    Counterparts. This Commitment Increase Request may be executed in any number of counterparts and by separate parties hereto on separate counterparts (including by way of facsimile or electronic transmission), each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

Section 6.    Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Commitment Increase Request to be executed and delivered by their duly authorized officers as of the date hereof.

TARGA RECEIVABLES LLC, as Seller

By:	/s/ Chris McEwan
Chris McEwan
Vice President and Treasurer

Address:	1000 Louisiana, Suite 4300
Houston, Texas 77002
Attention: Vice President and Treasurer
Telephone: (713) 584-1375
Facsimile: (713) 584-1523
Email: cmcewan@targaresources.com

[Signature Page to Commitment Increase Request]

TARGA RESOURCES PARTNERS LP, as Servicer

By:	Targa Resources GP LLC, its general partner

By:	/s/ Chris McEwan
Chris McEwan
Vice President and Treasurer

Address:	1000 Louisiana, Suite 4300
Houston, Texas 77002
Attention: Vice President and Treasurer
Telephone: (713) 584-1375
Facsimile: (713) 584-1523
Email: cmcewan@targaresources.com

[Signature Page to Commitment Increase Request]

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

Address:	PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: Brian M. Stanley
Telephone: (412) 768-2001
Facsimile: (412)762-9184
Email: ABFAdmin@pnc.com

[Signature Page to Commitment Increase Request]

THE PURCHASER GROUPS:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Purchaser Group and as a Committed Purchaser

By:	/s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

Address:	PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: Brian M. Stanley
Telephone: (412) 768-2001
Facsimile: (412)762-9184
Email: ABFAdmin@pnc.com

PNC BANK, NATIONAL ASSOCIATION, as an LC Bank

By:	/s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

Address:	PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: Brian M. Stanley
Telephone: (412) 768-2001
Facsimile: (412)762-9184
Email: ABFAdmin@pnc.com

[Signature Page to Commitment Increase Request]